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EXHIBIT  31.1


CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
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I,  Diane  Dottavio,  certify  that:

1.   I  have  reviewed  this  quarterly report on Form 10-QSB of Endovasc, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Endovasc, Inc. as of, and for, the periods presented in this report;

4.   Endovasc, Inc.'s. other certifying officer and I:

     (a) are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Endovasc, Inc. and have:

     (b) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Endovasc, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (c) Evaluated the effectiveness of Endovasc, Inc.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     (d) Disclosed in this report any change in Endovasc, Inc.'s internal control over financial reporting that occurred during Endovasc, Inc.'s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Endovasc, Inc.'s internal control over financial reporting; and

5. Endovasc, Inc.'s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Endovasc, Inc.'s auditors and the audit committee of Endovasc, Inc.'s board of directors (or persons performing the equivalent functions):

     (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Endovasc, Inc.'s ability to record, process, summarize and report financial information; and

     (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Endovasc, Inc.'s internal control over financial reporting.

Date:  May 20, 2005                         By:  /s/ Diane Dottavio
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                                                     Diane Dottavio
                                                     Chief Executive Officer